UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/26/2005

ITT Educational Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-13144

DE	36-2061311
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

13000 North Meridian Street, Carmel, IN 46032-1404
(Address of Principal Executive Offices, Including Zip Code)

317-706-9200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Press Release issued by the Registrant dated April 26, 2005 reporting the Registrant's results of operations and financial condition for the Registrant's fiscal quarter ended March 31, 2005, is incorporated herein by reference and furnished to the Securities and Exchange Commission with this report as Exhibit 99.1.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ITT Educational Services, Inc.

Date: April 27, 2005.	By:	/s/ Clark D. Elwood
Clark D. Elwood
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Text of Press Release issued by the Registrant dated April 26, 2005